EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of Neoforma, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003 as filed with the SEC on or about the date hereof (the “Report”), I, Andrew L. Guggenhime, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2004	/s/ ANDREW L. GUGGENHIME
Andrew L. Guggenhime Chief Financial Officer (Principal Financial Officer)